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                                                          Exhibit 23.1

                         INDEPENDENT AUDITOR'S CONSENT


The Board of Directors
Impath Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                KPMG PEAT MARWICK LLP

New York, New York
August 15, 1996